THIRD QUARTER 2017 INVESTOR CONFERENCE CALL November 9, 2017

1 SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1

2 Raised $30 million in sub debt (to pay for ADC and remove senior lender facility) Executed an Adverse Development Cover for accident years 2005-2016 Strengthened 2017 reserves and announced storm losses for Harvey and Irma Completed private placement of $5 million in common stock with management / Board Poised to generate operating profits in Q4 and beyond CONIFER: STATE OF THE BUSINESS

3 BUSINESS MIX: GROSS WRITTEN PREMIUM FOR Q3 2017 3

$14.8 $8.7 $0 $5 $10 $15 $20 $25 Q3 2017 M I L L I O N S Small Business Hospitality COMMERCIAL LINES OVERVIEW • Commercial Lines represented roughly 80% of the premiums written in the third quarter • Quarter over quarter, Commercial gross written premiums were up 13% in Q3 2017 • The premium increase was mainly led by a 25% increase in Hospitality business in the third quarter • Conifer continues to write Commercial Lines in all 50 states 4 GROSS WRITTEN PREMIUM As of September 30, 2017 Top Five States GROSS WRITTEN PREMIUM $ in thousands Florida $ 15,105 22.8% Michigan 13,418 20.3% Pennsylvania 6,309 9.5% Texas 4,289 6.5% Ohio 3,124 4.7% All Other 24,014 36.2% Total $ 66,258 100.0% $11.9 $8.9 $0 $5 $10 $15 $20 $25 Q3 2016 M I L L I O N S Small Business Hospitality

$5.1 $3.6 $2.6 $2.5 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 Q3 2016 Q3 2017 M I L L I O N S Wind-Exposed Low-Value Dwelling • Personal Lines was approximately 20% of premium production in the third quarter • Gross written premiums in wind-exposed business were down 31% quarter over quarter  Planned decrease in wind-exposed homeowners, specifically Florida homeowners • Continuing efforts to reduce wind exposure & and non-renew Florida assumption business PERSONAL LINES OVERVIEW GROSS WRITTEN PREMIUM $ in thousands As of September 30, 2017 Top Five States Texas 5,562 33.2% Florida 4,828 28.8% Hawaii 3,548 21.1% Indiana 2,006 12.0% Illinois 520 3.1% All Other 314 1.8% Total 16,778 100.0% 5 GROSS WRITTEN PREMIUM 21% decrease

$20.8 $23.5 $7.7 $6.1 $0 $5 $10 $15 $20 $25 $30 $35 Q3 2016 Q3 2017 M I L L I O N S Commercial Lines Personal Lines Q3 2017 RESULTS OVERVIEW Gross Written Premium increase: • GWP increased roughly 4% in the third quarter:  Strong commercial lines performance led by our hospitality lines of business • As a result of the Adverse Development Cover and hurricane costs, net earned premium was down to $17.7 million for Q3 2017  Before the impacts of the ADC and hurricane costs, net earned premium was up 9% against same period last year • Again, directly as a result of the ADC and hurricane costs, the Expense Ratio was up in the quarter  Excluding the impacts of the ADC and hurricane costs, the expense ratio ticked down in the third quarter  Quarter over quarter, the expense ratio, before ADC and hurricane costs was 42.9% in Q3 2017 versus 46.3% in Q3 2016  Before the ADC and hurricanes, the expense ratio declined 340 basis points quarter over quarter 6 GROSS WRITTEN PREMIUM

7 48.0% 43.7% 61.9% 59.1% 2016 2017* Expense Ratio Loss Ratio RESULTS OVERVIEW: COMBINED RATIO • As a result of the Adverse Development Cover and hurricane costs in general, the Combined ratio spiked significantly in the third quarter and for the nine month period • For the nine month period ended September 30, 2017, and excluding the affects of the ADC and hurricanes, the Accident Year loss ratio was 59%. 109.9% 102.8% *before impact of ADC and Q3 2017 hurricane activity NINE MONTHS ENDED SEPTEMBER 30

8 54.1% 49.8% 48.0% 46.3% 45.3% 44.9% 43.4% 42.9% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017* • Total expense ratio of 61.4% in Q3 2017  Before impact of ADC and hurricane activity, expense ratio was 42.9% • Sequential expense ratio improvement quarter to quarter • 1120 basis point improvement overall since Q4 2015 • Continuing downward trend reflects commitment to streamlining expenses on all levels RESULTS OVERVIEW: Q3 2017 EXPENSE RATIO 1120 basis point reduction *before impact of ADC and Q3 2017 hurricane activity

9 BALANCE SHEET STRENGTHENING ADVERSE DEVELOPMENT COVERAGE PURCHASE COVERAGE AMOUNT: $19,500,000 xs $38,050,000 ($17,550,000 after co-participation) COVERAGE YEARS: Accident dates from January 1, 2005 through December 31, 2016, paid subsequent to June 30, 2017 PREMIUM: $7,200,000 CO-PARTICIPATION: 10% of development retained PROFIT SHARING: 35% profit commission paid at commutation SWISS RE CLAIMS AUDIT • Results of Swiss Re claims audit as part of ADC transaction:  The Swiss Re team brought 7 auditors to review our claims department and files. In the follow up meeting, they were universally positive about our claims operation, structure and management. They reviewed some 10% (roughly 300 files) of our total outstanding claims universe and were within $64,000 of our reserve estimates on those same 300 files that they reviewed. Our claims operation overall was one of the best that they had reviewed / audited. CATASTROPHE LOSSES • Current estimated total loss of $5.6 million associated with Hurricanes Harvey and Irma • Exposure to California wildfires limited to Quick Service Restaurant segment – no claims filed

10 CAPITAL RAISE: TRANSACTION SUMMARY SUBORDINATED DEBT PLACEMENT ISSUER: Conifer Holdings, Inc. INVESTOR: Affiliates of Elanus Capital Management, LLC DEAL SIZE: $30 million in subordinated notes MATURITY: September 29, 2032 (15 Years) ANNUAL INTEREST RATE: 8.0% Fixed INTEREST DEFERRAL PERIOD: Up to four quarters ISSUER CALL OPTIONS: 100% of par from July 31, 2018 through October 31, 2018; 105% of par after September 29, 2020 COVENANTS: Standard affirmative, financial, and negative covenants COMMON EQUITY PRIVATE PLACEMENT ISSUER: Conifer Holdings, Inc. INVESTORS: Officers & Directors of the Company DEAL SIZE: $5.0 million in common equity ISSUE PRICE: $6.25 per share

11 Q3 2017 INCOME STATEMENT • Company reported a net loss of $18.9 million, or $2.46 per share for Q3 2017 • $1.80 per share for valuation allowance against deferred tax assets not reflected in book value • Book value per share of $6.16, or $52.5 million of shareholders’ equity Three Months Ended September 30, ($ in thousands, except per share data) 2017 2016 Gross Written Premium $29,581 $28,497 Net Written Premium 18,395 24,634 Net Earned Premium 17,659 23,380 Net Income (Loss) (18,898) (1,475) EPS, Basic and Diluted $(2.46) $(0.19) Adjusted Operating Income (Loss) (19,054) (1,523) Adjusted Operating Income (Loss) per share $(2.48) $(0.20) 11

12 CONSERVATIVE INVESTMENT STRATEGY • Investment philosophy is to maintain a highly liquid portfolio of investment-grade fixed income securities • Total cash & investment securities of $176.7M at September 30, 2017:  Average duration: 2.9 years  Average tax-equivalent yield: ~2.3%  Average credit quality: AA FIXED INCOME PORTFOLIO CREDIT RATING $ in thousands September 30, 2017 Fair Value % of Total AAA $ 32,299 26.5% AA 48,875 40.1% A 23,889 19.6% BBB 14,748 12.1% BB 731 0.6% NR 1,341 1.1% TOTAL FIXED INCOME INVESTMENTS $ 121,883 100.0% PORTFOLIO ALLOCATION U.S. Government Obligations 7.0% State & Local Governments 12.3% Corporate Debt 30.5% Commercial Mortgage & Asset-Backed Securities 42.5% Equity Securities 7.7%

APPENDIX

15 FINANCIAL RESULTS: CHI CONSOLIDATED BALANCE SHEET SUMMARY BALANCE SHEET $ in thousands September 30, 2017 December 31, 2016 Cash and invested assets $ 176,701 $ 141,023 Reinsurance recoverables 15,772 7,498 Goodwill and intangible assets 992 1,007 Total assets $ 236,309 $ 203,701 Unpaid losses and loss adjustment expenses 82,756 54,651 Unearned premiums 55,669 58,126 Senior debt 29,010 17,750 Total Liabilities $ 183,815 $ 135,907 Total Shareholders' Equity $ 52,494 $ 67,794

16 SUMMARY FINANCIAL STATEMENTS: INCOME STATEMENT 16 OPERATING RESULTS Three Months Ended September 30, $ in thousands, except per share data 2017 2016 Gross Written Premiums 29,581 28,497 Ceded Written Premiums 11,186 3,863 Net Written Premiums 18,395 24,634 Net Earned Premiums 17,659 23,380 Net investment income 768 560 Net realized investment gains 39 71 Other gains 0 0 Other income 477 303 Total revenue 18,943 24,314 Losses and loss adjustment expenses, net 26,468 14,582 Policy acquisition costs 6,655 6,266 Operating expenses 4,474 4,710 Interest expense 303 168 Total expenses 37,900 25,726 Income (loss) before equity earnings and income taxes (18,957) (1,412) Equity earnings (losses) of affiliates, net of tax (76) (47) Income tax (benefit) expense (135) 16 Net income (loss) (18,898) (1,475) Earnings (loss) per common share, basic and diluted (2.46) (0.19) Weighted average common shares outstanding, basic and diluted 7,675,952 7,608,284

17 CAPITAL RAISE: SOURCES & USES SOURCES AND USES Sources: Subordinated Debt $ 30,000 New Common Equity 5,000 Total Sources $ 35,000 Uses: Repayment of Current Debt $ 16,375 Estimated Transaction Costs 1,000 Contributions to Subsidiaries * to support ADC, reserve strengthening, hurricane losses and growth 17,300 CHI (holdco) 325 Total Uses $ 35,000